AMM Funds Radio Ads ~ September 2012

It’s been said that Wall Street is the only marketplace in the world where nobody wants the merchandise after it goes on sale. The public loves stocks when they’ve gone up, avoids them when they’ve fallen, and is fearful of them when prices are down 50% or more. That’s why American Money Management created a public mutual fund focused on quality companies that have fallen to substantial discounts. We call it “The Fallen Angels Value Fund” managed by noted bargain hunter Michael Moore. What can the Fallen Angels Value Fund do for you? To get started, go to the website at Fallen Angels Value dot com, or get the prospectus by calling American Money Management at 888-999-1395. Read the prospectus carefully before investing. It contains important information including objectives, risks, and expenses which should be considered before investing. No sales charges, no loads. Get the prospectus at Fallen Angels Value dot com, or by calling 888-999-1395

It’s estimated that 10,000 people are retiring every day, and as the years go by, they’re all going to need a rising and dependable income stream. To help meet this growing need for monthly income, American Money Management created a unique public mutual fund called “The Fallen Angels Income Fund.” Portfolio managers Glenn Busch & Michael Moore search for income producing securities that have fallen to bargain levels. Their primary focus is to provide you with monthly income, and capital appreciation potential. Try the Fallen Angels Income Fund for your retirement. Get the prospectus at Fallen Angels Income dot com, or by calling American Money Management at 888-999-1395. Read the prospectus carefully before investing. It contains important information including objectives, risks, and expenses which should be considered before investing. No sales charges, no loads. Get the prospectus at Fallen Angels Income dot com, or by calling 888-999-1395